BRITISH
COLUMBIA

Number: BC1174505

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1174505 B.C. LTD. was incorporated under the Business Corporations Act on August 2, 2018 at 02:38 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On August 2, 2018

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Incorporation Application

FORM 1
BUSINESS CORPORATIONS ACT
Section 10

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

FILING DETAILS:	*Incorporation Application for:* **1174505 B.C. LTD.**
	Incorporation Number: **BC1174505**
Filed Date and Time:	**August 2, 2018 02:38 PM Pacific Time**
Recognition Date and Time:	**Incorporated on August 2, 2018 02:38 PM Pacific Time**

INCORPORATION APPLICATION

Name Reservation Number:
N/A

Name Reserved:
The company is to be incorporated with a name created by adding "B.C. LTD" after the incorporation number.

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Corporation or Firm Name:
1155097 B.C. LTD.

Mailing Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

COMPLETING PARTY

Last Name, First Name, Middle Name:
FURMAN, LANA

Mailing Address:
701-1120 FINCH AVE W
TORONTO ON M3J 3H7
CANADA

Completing Party Statement

I, LANA FURMAN, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a) the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b) an original signature has been placed on each of those signature lines, and

c) I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

Name of Company:

1174505 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

Delivery Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

Delivery Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
KWAN, TERENCE

Mailing Address:
6118 NORTHPARK PLACE
SURREY BC V3X 2A8
CANADA

Delivery Address:
6118 NORTHPARK PLACE
SURREY BC V3X 2A8
CANADA

Last Name, First Name, Middle Name:
WOJCIK, PETER

Mailing Address:	**Delivery Address:**
2987 BLACKBEAR COURT COQUITLAM BC V3E 3A2 CANADA	2987 BLACKBEAR COURT COQUITLAM BC V3E 3A2 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 2, 2018 02:38 PM Pacific Time

Incorporation Number: **BC1174505**

Recognition Date and Time: Incorporated on August 2, 2018 02:38 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

1174505 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

Delivery Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

Delivery Address:
2987 BLACKBEAR COURT
COQUITLAM BC V3E 3A2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
KWAN, TERENCE

Mailing Address:	**Delivery Address:**
6118 NORTHPARK PLACE SURREY BC V3X 2A8 CANADA	6118 NORTHPARK PLACE SURREY BC V3X 2A8 CANADA

Last Name, First Name, Middle Name:
WOJCIK, PETER

Mailing Address:	**Delivery Address:**
2987 BLACKBEAR COURT COQUITLAM BC V3E 3A2 CANADA	2987 BLACKBEAR COURT COQUITLAM BC V3E 3A2 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached